PURCHASE AND SALE AGREEMENT


by and between

WATERVILLE VALLEY SKI AREA, LTD.
and
CRANMORE, INC.
("Sellers")

AMERICAN SKIING COMPANY
("American SKI")

and

BOOTH CREEK SKI ACQUISITION CORP.
 ("Buyer")

dated as of

August 30, 1996




PURCHASE AND SALE AGREEMENT

     THIS AGREEMENT is made and
entered into as of this 30th day of
August 1996, among Waterville Valley
Ski Area, Ltd., a New Hampshire
corporation with a principal place of
business at Waterville Valley, New
Hampshire ("WVSAL"), Cranmore, Inc.,
a Maine corporation with a principal
place of business at North Conway,
New Hampshire ("CI") (WVSAL and CI
being collectively referred to as the
"Sellers", American Skiing Company, a
Maine corporation with a principal
place of business at Bethel, Maine
("American SKI") and Booth Creek Ski
Acquisition Corp., a Delaware
corporation with a principal place of
business at Vail, Colorado.("Buyer"),
all of the issued and outstanding
stock of which is beneficially owned
by George N. Gillett, Jr. of Vail,
Colorado.

RECITALS

     1.   WVSAL owns and operates the
Waterville Valley Ski Resort located
in Waterville Valley, New Hampshire
(the "WVSAL Resort") and CI owns and
operates the Mount Cranmore Ski
Resort located in North Conway, New
Hampshire (the "CI Resort").  The
WVSAL Resort and CI Resort are
hereinafter collectively referred to
as the "Ski Areas".

     2.    WVSAL and CI wish to sell
to Buyer, and Buyer wishes to
purchase and acquire from WVSAL and
CI the Ski Areas and all WVSAL's
assets located in Waterville Valley,
New Hampshire and all CI's assets
located in North Conway, New
Hampshire.

     3.   The sale and purchase and
the other transactions contemplated
hereby will be subject to the
approval of the United States
Department of Justice ("USDOJ") as
provided in the Stipulation and Final
Judgment in the proceeding entitled
United States of America v. American
Skiing Company and S-K-I Limited,
United States District Court,
District of Columbia, Docket No. 96-
1308 (the "Consent Decree").

AGREEMENT

     NOW, THEREFORE, in consideration
of the mutual agreements herein
contained, and for other good and
valuable consideration, the receipt
and adequacy of which is hereby
acknowledged, the parties hereto,
intending to be legally bound, hereby
agree as follows:


ARTICLE I

PURCHASED ASSETS

          Subject to the terms and
conditions of this Agreement, Sellers
agree to sell, convey, transfer, set
over, assign and deliver to Buyer,
and Buyer agrees to purchase and
accept from Sellers all right, title
and interest in and to the assets,
real, personal and mixed, tangible
and intangible, of every kind, nature
and description pertaining to or used
or useful in the operations of the
Ski Areas (excluding, however, the
Excluded Assets), including without
limitation the following assets (the
"Purchased Assets"):

          1.01 Real Property.

          The real property
consisting of:

          (a)  All real property
               owned by WVSAL,
               together with all
               buildings and other
               improvements located
               thereon, including
               those described in
               Schedule 1.01(a) (the
               "WVSAL Real Estate");

          (b)  All real property
               owned by CI, together
               with all buildings and
               other improvements
               located thereon,
               including those
               described in Schedule
               1.01(b) (the "CI Real
               Estate"); and

          (c)  All easements, rights,
               privileges, rights of
               way and appurtenances
               belonging to Sellers,
               whether or not
               appurtenant to,
               adjoining or adjacent
               to the WVSAL Real
               Estate and/or the CI
               Real Estate and all
               buildings, fixtures
               and improvements
               thereon, including any
               interest in adjoining
               or adjacent highways,
               roads, streets and
               lanes, whether public
               or private, used by
               Sellers for the
               benefit of the WVSAL
               Real Estate and/or the
               CI Real Estate, and
               including all
               development rights
               owned by either WVSAL
               or CI, including but
               not limited to those
               described in Schedule
               1.01(c) (the
               "Easements"); the
               WVSAL Real Estate, CI
               Real Estate and
               Easements being
               hereinafter referred
               to as the "Sellers'
               Real Estate".  Without
               limiting the
               foregoing, the
               Sellers' Real Estate
               shall include the
               Waterville Valley
               Conference Center, the
               Mt. Cranmore Mountain
               Club and those certain
               recreational easements
               pertaining to Black
               Cap Mountain described
               on Schedule 1.01(c).

          1.02 United States Forest
Service Permits.

          WVSAL's rights under the
United States Forest Service Permit
No. 4008-01 dated October 31, 1994
("USFS Permit") for alpine skiing on
Mt. Tecumseh and Snow's Mountain and
cross-country skiing, all taking
place on White Mountain National
Forest lands in Waterville Valley,
New Hampshire.

          1.03 Ski Areas
Improvements.

          All buildings, structures,
lifts, snowmaking equipment, fixtures
and other improvements owned by
Sellers which are utilized in any way
in the operation of the Ski Areas,
including, but not limited to, the
parking lots, lifts, snowmaking
systems, snowmaking compressor and
pumphouse buildings, services
buildings and base lodges, including
those described in Schedule 1.03 (the
"Ski Areas Improvements").

          1.04 Personal Property.

          All inventory, supplies,
materials, computers, phone
equipment, vehicles, machinery and
equipment, furniture and other
personal property owned by Sellers
which are utilized in any way in the
operation of the Ski Areas, including
without limitation the personal
property described in Schedule 1.04
(the "Personal Property").

          1.05 Licenses and Permits.

          To the extent assignable by
Sellers, all of Sellers' rights under
all governmental licenses,
authorizations and permits relating
to operation of the Ski Areas,
including but not limited to the
licenses, authorizations and permits
listed on Schedule 1.06 ("Assumed
Permits").

          1.06 Books and Records.

          All Sellers' books,
records, reports, studies, documents,
data and other information relating
to the Purchased Assets or the
Sellers ("Records").

          1.07 Intellectual Property.

          All rights to any
trademarks, tradenames, servicemarks
(whether or not registered),
registrations thereof, applications
for registration, copyrights (whether
or not registered) and any other
intangible assets or property, and
any applications for registration
thereof, used in connection with
Sellers' operation of the Ski Areas,
including without limitation as
listed on Schedule 1.07
("Intellectual Property Rights").

          1.08 Contract Rights.

          All of the contracts,
agreements leases and commitments,
and all amendments, extensions,
renewals, substitutions and
replacements thereof, necessary for
or used or useful in the operations
of the Ski Resorts.

          1.09 Claims, Suits, etc.

          All claims, suits, and
causes of action that either Seller
has against third parties with
respect to the Ski Resorts, including
without limitation, any rights or
claims arising from manufacturer
warranties with respect to machinery
and equipment included in the
Purchased Assets.

          1.10 Accounts Receivable;
Deposits.

          All of Sellers' accounts
receivable for services to be
performed or products to be delivered
on or after the Closing and all
deposits, prepaid expenses and
refunds (including deposits received
in connection with the 1996-7 ski
season and any ski season
thereafter), excepting those that are
prorated as of Closing in accordance
with the standards set forth on
Schedule 1.10.

          1.11 Cash.
          All of the Sellers' cash on
hand and any cash equivalents in the
form of bank accounts, investment
securities and other deposits,
prepaid expenses and refunds, which
specifically relate to the sale of a
ski pass for the 1996-1997 season or
any season thereafter for use at
either Ski Area.

          1.12 Going Concern

          The business of the Ski
Resorts as a going concern.

ARTICLE II

EXCLUDED ASSETS

     The assets listed below shall be
excluded from the Purchased Assets
(the "Excluded Assets"):

          2.01 Cash.

          All of the Sellers' cash on
hand and any cash equivalents in the
form of bank accounts, investment
securities and other deposits,
prepaid expenses and refunds,
excepting those that specifically
relate to the sale of a ski pass for
the 1996-1997 season or any season
thereafter for use at either Ski Area
and excepting those that are prorated
as of the Closing in accordance with
Section 1.10.

          2.02 Accounts Receivable.

          All of Sellers' accounts
receivable for services performed or
products delivered on or prior to the
Closing, the collection of which is
addressed in Section 13.20 hereof.

ARTICLE III

NO ASSUMPTION OF LIABILITIES

          3.01 No Assumption by
Buyer.

     Except for the liabilities of
Sellers assumed by Buyer as described
in Schedule 3.01 hereof ("Assumed
Liabilities"), Buyer does not, and
shall not be obligated to, assume or
become liable for any of Sellers'
liabilities, obligations, debts,
contracts or other commitments
whatsoever, whether known or unknown,
fixed or contingent, now existing or
hereafter existing.

          3.02 No Assumption by
Sellers.

     Nothing in the foregoing shall
be deemed to constitute an assumption
by Sellers of any of Buyer's
liabilities, obligations, debts,
contracts or other commitments
whatsoever, whether known or unknown,
fixed or contingent, now existing or
hereafter arising which relate to
Buyer's ownership of or the
operation, or removal by Buyer of any
of, the Purchased Assets after the
Closing Date other than those
liabilities, obligation, debts,
contracts or other commitments,
whether known or unknown, which exist
or shall be deemed to have occurred
prior to Buyer's ownership and
operation of the Ski Areas and which
were not specifically assumed by
Buyer pursuant to Section 3.01.

ARTICLE IV

PURCHASE AND SALE

          4.01 Determination of
Purchase Price.

               (a)  In consideration
of Sellers' sale, assignment and
transfer of the Purchased Assets to
Buyer and Sellers' agreement to
perform the terms, covenants and
provisions of this Agreement on its
part to be performed, at Closing (as
hereinafter defined) Buyer will
assume the Assumed Liabilities, and
will pay to Sellers an amount equal
to Seventeen Million Five Hundred
Thousand Dollars ($17,500,000) minus
the Adjustment (as defined in this
Section 4.01(a)) (the "Purchase
Price").  The "Adjustment" shall be
the amount of the diminution in value
in excess of $500,000 of the
Purchased Assets, the business of the
Sellers and or the Ski Areas
resulting from (i) any breach or
breaches of a representation or
warranty by either of the Sellers or
(ii) one or more failures by either
of the Sellers to comply with any of
the other provisions of this
Agreement.  In the event that the
diminution referred to above is
greater than $1,500,000 (in which
case the Adjustment would be greater
than $1,000,000) and the Buyer
requests an Adjustment in excess of
$1,000,000, the Sellers and Buyer
shall have the right to terminate
this Agreement under this Section
4.01(a), it being understood that the
Sellers shall not have the right to
terminate this Agreement under this
Section 4.01(a) if the Buyer does not
request an Adjustment in excess of
$1,000,000 and the Buyer shall not
have the right to terminate this
Agreement under this Section 4.01(a)
if  the diminution referred to above
is not greater than $1,500,000.

               (b)   If the Buyer
believes that any Adjustment is
necessary, the Buyer shall provide
prompt notice thereof to Sellers
prior to Closing (the "Buyer's
Adjustment Notice") for each such
Adjustment, which notice shall
contain an explanation of the Buyer's
basis for the Adjustment.  The
Sellers shall have five (5) business
days from receipt of such Buyer's
Adjustment Notice to accept or
disapprove thereof.  If Seller shall
approve of the Adjustment provided in
such Buyer's Adjustment Notice, or
shall fail to notify Buyer of
Sellers' disapproval thereof within
said five (5) business day period,
then the Adjustment shown in such
Buyer's Adjustment Notice shall be
the amount of the Adjustment for such
Buyer's Adjustment Notice.  If
Sellers shall disapprove of the
amount of the Adjustment as shown on
such Buyer's Adjustment Notice,
Sellers shall so notify Buyer within
such five (5) business day period and
shall accompany such notice with
Sellers' calculation of the
Adjustment (the "Sellers'
Calculation").  The Buyer and Sellers
shall negotiate in good faith to
resolve any dispute over the amount
or existence of any Adjustment
arising from each Buyer's Adjustment
Notice.  If the Buyer and Sellers
cannot resolve their differences over
the proposed Adjustment for any
Buyer's Adjustment Notice within ten
(10) business days following receipt
by Buyer of the Sellers' Calculation,
then the Sellers and the Buyer shall
submit their disagreement to Sno
Engineering whose determination on
the matter shall be final and
conclusive and binding on the parties
hereto.

          4.02 Deposit.

               Upon the execution of
this Agreement Seven Hundred Fifty
Thousand Dollars ($750,000.00) (the
"Deposit") shall be deposited with
the Sellers either in cash or in the
form of an assignment of Vail
Resorts, Inc. common stock sufficient
to generate a value of $750,000.
Buyer shall initially place 25,000
shares of Vail Resorts, Inc. common
stock on deposit with the Escrow
Agent.  In the event the Sellers are
entitled to retain the Deposit in
accordance with the terms of this
Agreement and the Deposit Escrow
Agreement referred to below, then the
number of shares, together with any
cash portion of the Deposit,
necessary to generate a Deposit value
of $750,000 shall be determined using
the procedure set forth below as of
the date of  the termination of this
Agreement which entitles the Sellers
to retain the Deposit.
Notwithstanding anything herein to
the contrary, the number of shares of
Vail Resorts, Inc. common stock to be
deposited with the Escrow Agent or to
be retained by the Sellers shall not
exceed 25,000. The value of Vail
Resorts, Inc. common stock shall be
determined using the following
procedure, in the order of priority
specified:

               (1)  By mutual
agreement of the parties;

               (2)  By independent
appraisal performed by Bear, Stearns
& Co. Inc., which independent
appraisal shall be final, binding and
conclusive as to the per share value
of Vail Resorts, Inc. common stock.

Any common stock remaining in the
Deposit after application of the
number of shares necessary to achieve
a $750,000 Deposit value shall be
reassigned to Buyer.  The Deposit
shall be made pursuant to and in
accordance with the terms of the
Deposit Escrow Agreement to be
entered into by the Buyer, the
Sellers, George N. Gillett, Jr. and
an escrow agent.  The Deposit Escrow
Agreement shall be entered into on
the date and in accordance with the
terms provided for in that certain
Letter Agreement dated as of the date
hereof by and among the Buyer and the
Sellers.  The Escrow Agent under the
Deposit Escrow Agreement shall be
acceptable to Buyer and Sellers (the
"Escrow Agent").  The Deposit shall
be applied as follows:

               (a)  If the Closing
shall occur, the cash portion of the
Deposit together with any earnings
thereon to the Closing Date (as
defined in Article V) shall be
applied as a credit against the
Purchase Price as provided in Section
4.03(a).  The parties hereto
acknowledge that any Vail Resorts,
Inc. stock assigned pursuant to this
Section 4.02 shall not be credited
against the Purchase Price at
Closing, but rather shall be re-
assigned by Sellers to Buyer upon
payment of the full Purchase Price.

               (b)  If the Closing
shall not occur by reason of a
material breach of this Agreement by
Buyer, including by failing to close
the transactions contemplated hereby
upon satisfaction by Sellers of the
conditions set forth in Article VIII
hereof, and the Sellers are not in
material breach of this Agreement any
and all of which breaches, if
measurable as a diminution in value,
do not result in an Adjustment under
Section 4.01 in excess of $1,000,000,
then upon termination of this
Agreement Sellers shall be entitled
to retain the Deposit, together with
any earnings thereon, for their own
account as liquidated damages in lieu
of all claims, actions or remedies
which Sellers may have against Buyer
arising out of such breach.

               (c)  If the Closing
shall not occur for any reason other
than pursuant to clause (b) of this
Section 4.02 (it being understood
that termination of this Agreement by
Buyer or Sellers pursuant to Section
4.01(a) of this Agreement shall be
deemed pursuant to this Section
4.02(c), and not Section 4.02(b)),
then upon termination of this
Agreement the Deposit, together with
any earnings thereon, shall be
returned to Buyer.

          4.03 Payment of Purchase
Price.

               (a)  The Deposit,
together with any earnings thereon,
shall be credited as a payment
against the Purchase Price; provided
that any Vail Resorts, Inc. stock
assigned pursuant to Section 4.02
shall not be credited against the
purchase price at Closing, but rather
shall be re-assigned by Sellers to
Buyer upon payment of the full
purchase price.

               (b)  (i)  Fourteen
Million Seven Hundred Fifty Thousand
Dollars ($14,750,000), less .50 times
the aggregate of any Adjustments and
less the credit provided for in
Section 4.03(a) shall be paid by
Buyer in cash by wire transfer or
other acceptable means of delivering
same day good funds; and (B) Two
Million Seven Hundred Fifty Thousand
Dollars ($2,750,000) less .50 times
the aggregate of any Adjustments
shall be paid by a promissory note
from Buyer to Sellers.  The note
shall bear interest at the rate of
12% per annum, provide for a seven
and one-half year maturity with the
principal due according to the
schedule below, and contain semi-
annual interest payment dates, with
the first interest payment date
occurring on the six month
anniversary of the Closing.  The note
will be secured by a second mortgage
lien, security interest or collateral
assignment (as applicable) in all
Purchased Assets, junior only to
Purchaser's senior credit facilities,
Purchaser's purchase money financing
and certain other customary permitted
liens, all to the extent consented to
by the senior lenders of Buyer.  The
note shall contain customary terms
and provisions including provision
for payment of costs and collection.
The required principal payments shall
be as follows:


Date        Amount

11/30/96    $250,000.00

1/31/98     100,000.00

1/31/99     150,000.00

1/31/00     200,000.00

1/31/01     250,000.00

1/31/02     300,000.00

1/31/03     350,000.00

Maturity    Remaining
Date        Principal.


          4.04 Adjustment for Taxes,
Prepayments and Deposits.

          Real property taxes,
personal property taxes, other ad
valorem taxes, any governmental
levies, charges or assessments,
utilities, water, sewer and any other
charges attributable to the Purchased
Assets for the fiscal year during
which the Closing Date occurs as well
as any other prepayments and deposits
with respect to the Purchased Assets
shall be prorated and adjusted as of
the Closing Date. All of such taxes,
prepayments and deposits are listed
on Schedule 4.02.  If the real
property taxes or personal property
taxes for the fiscal year during
which the Closing Date occurs are not
finally determined, then such taxes
for the immediately prior fiscal year
shall be used for the purposes of
prorating taxes on the Closing Date,
with a further adjustment to be made
after the Closing Date as soon as
such taxes are finalized.
Installments of special taxes or
assessments with respect to the
Purchased Assets which are payable
for the fiscal period in which the
Closing Date occurs shall be prorated
as of the Closing Date. Sellers' and
Buyer's obligation to make post-
Closing Date adjustments for taxes,
prepayments and deposits shall
survive the Closing.

          4.05 Adjustment for
Utilities.

          Sellers shall cause all
meters for electricity, gas, water,
sewer and other utility usage at the
Ski Areas to be read on the Closing
Date, and Sellers shall pay all
charges for such utilities which have
accrued on or prior to the Closing
Date.  If the utility companies are
unable or refuse to read the meters
on the Closing Date, all charges for
such utilities to the extent unpaid
shall be prorated and adjusted as of
the Closing Date based on the most
recent bills therefor.  The Sellers
shall provide notice to Buyer within
three (3) days before the Closing
Date setting forth (i) whether
utility meters will be read as of the
Closing Date and (ii) a copy of the
most recent bill for any utility
charges which are to be prorated and
adjusted as of the Closing Date.  If
the meters cannot be read as of the
Closing Date and, therefore, the most
recent bill is used to prorate and
adjust as of the Closing Date, then
to the extent that the amount of such
prior bill proves to be more or less
than the actual charges for the
period in question, a further
adjustment shall be made after the
Closing Date as soon as the actual
charges for such utilities are
available, which Buyer shall have
read as soon as possible after the
Closing Date.  Sellers' and Buyer's
obligation to make such post-Closing
Date adjustments for utilities shall
survive the Closing.

          4.06 Transfer Taxes.

          Buyer, on the one hand, and
the Sellers, on the other hand, shall
each pay 50% of  any state or local
transfer tax, deed excise tax (or any
other tax based upon the transfer of
the Purchased Assets) and the
recording fee for all deeds imposed
in connection with the purchase and
sale.

          4.07 Adjustment Payment.

          Within five (5) days of the
date upon which the amount of each
adjustment is finally determined
pursuant to this Article IV, payments
required thereby will be made by
check or wire transfer payable to the
appropriate party.

ARTICLE V

CLOSING

     The closing (the "Closing") of
the transaction contemplated by this
Agreement will take place at Pierce
Atwood, One Monument Square,
Portland, Maine, at 10:00 a.m. local
time on the fifth business day
following the date upon which all of
the conditions precedent set forth in
Articles VIII and IX of this
Agreement are satisfied or waived by
the appropriate party hereto, subject
to Article XII of this Agreement, or
at such other time and place as the
parties may agree in writing.  The
date of Closing is sometimes referred
to herein as the "Closing Date".

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF
SELLERS

     Sellers hereby represent and
warrant to Buyer as follows:

          6.01 Corporate
Organization.

          WVSAL is a corporation duly
organized, validly existing and in
good standing under the laws of the
State of New Hampshire.  CI is a
corporation duly organized, validly
existing and in good standing under
the laws of the State of Maine.
American SKI is a corporation duly
organized, validly existing and in
good standing under the laws of the
State of Maine, Sellers and American
SKI have full power and authority to
own or lease their properties and to
carry on their businesses as now
conducted and to execute and deliver
this Agreement and to carry out the
terms hereof.

          6.02 Authorization of
Agreement.

          The execution and delivery
of this Agreement and the agreements
contemplated hereby (the "Related
Agreements") by Sellers and American
SKI the performance by Sellers and
American SKI of the obligations to be
performed hereunder and thereunder
have been duly authorized by all
necessary and appropriate action by
the Board of Directors and
stockholders of Sellers and American
SKI.  The execution and delivery of
this Agreement and the Related
Agreements and the consummation of
the transactions contemplated hereby
and thereby do not and will not (i)
conflict with, or result in a breach
of, or default under, or permit
acceleration of any obligation under,
any of the terms, conditions, or
provisions of any note, bond,
mortgage, indenture, license,
material agreement or other material
instrument or obligation (including
without limitation its Articles of
Incorporation and By-laws) to which
Sellers or American SKI are a party,
or by which it or any of its
properties or assets may be bound or
affected or (ii) violate any order,
writ, injunction, decree or statute,
or any rule, regulation, permit,
license or conditions thereto
(excepting the necessity of obtaining
the approvals, transfers and
reissuances of Licenses and Permits
described in Section 6.04 below), or
(iii) result in the creation or
imposition of any lien, charge or
encumbrance of any nature upon any of
the Purchased Assets.  This Agreement
and the Related Agreements are valid
and binding obligations of Sellers
and American SKI enforceable in
accordance with their terms, subject
to equitable principles and
applicable bankruptcy and other
creditors' rights laws, regulations
and rulings.

          6.03 Compliance with Laws.

          Except as set forth in
Schedule 6.03, Sellers are not in
violation of any applicable federal,
state and local laws, rules,
regulations, ordinances, codes or
orders ("Laws") governing the
Purchased Assets and the operation of
the Ski Areas and has not received
written notification of any asserted
past or present failure by it to
operate the Ski Areas in accordance
with any such law, ordinance or
regulation and to Sellers' knowledge
no event has occurred which with
notice or the passage of time would
constitute such a default.

          6.04 Licenses and Permits.

               (a)  No permits,
licenses, approvals, clearances or
other governmental consents are
required for the transfer of the
Purchased Assets to Buyer pursuant to
the terms of this Agreement except
for:

                    (i)  a receipt of
all necessary approvals from the
USDOJ pursuant to the Consent Decree;

                    (ii) reissuance
by the U.S. Forest Service of the
USFS Permit to Buyer;

                    (iii)     the
transfer or reissuance of the other
governmental licenses, permits,
authorizations, approvals and
certificates listed in Schedule 1.05
and 6.04 ("Licenses and Permits")
from Sellers to Buyer.

               (b)  The Sellers have
not disposed of or permitted to lapse
any license, permit or other
authorization from any federal, state
or local authorities related to the
Purchased Assets or the operation of
the Ski Areas.

               (c)  The Licenses and
Permits listed on Schedule 6.04 are
all of the governmental licenses,
permits, authorizations, approvals
and certificates known to Sellers
which are needed to operate the Ski
Areas at full capacity.


          6.05 Environmental Matters;
Health and Safety.
               (a)  Except as
disclosed in Schedule 6.05, there are
no outstanding or, to Sellers'
knowledge, threatened actions,
claims, proceedings, determinations
or judgments by any party, including,
but not limited to, any governmental
authority or agency, against or
involving the Sellers, arising under
the Comprehensive Environmental
Response, Compensation and Liability
Act of 1980, 42 U.S.C. 9601 et. seq.
("CERCLA") or any other federal,
state, local or other environmental,
health or safety law, regulation,
order or requirement.  Except as
listed in Schedule 6.05, there are no
outstanding or to Sellers' knowledge
threatened orders, determinations or
notices of violation issued by any
federal, state, local or other
governmental authority administering
environmental or health and safety
laws in connection with operation of
the Ski Areas which have not been
complied with or resolved to the
satisfaction of such governmental
authority.

               (b)  Except as set
forth in Schedule 6.05, Sellers are
operating the Ski Areas in compliance
with all applicable federal, state,
and local environmental or health and
safety laws, regulations and
ordinances governing the Ski Areas.

          6.06 Title.

          Except as set forth in
Schedules 1.01(a) through 1.01(c),
Sellers hold good and clear record
and marketable title to the Sellers'
Real Estate, free of all liens,
restrictions and encumbrances, except
applicable zoning and land use laws,
regulations, rules and ordinances and
the sale of the Sellers' Real Estate
does not require the consent of any
person or entity other than those
listed in Section 6.04.  Except for
those listed on Schedule 6.13,
Sellers have no outstanding leases,
licenses, occupancy agreements or any
contracts or agreements with respect
to the Sellers' Real Estate.

          6.07 Title to Other
Purchased Assets.

          Except as set forth in
Schedule 6.07, Sellers hold and will
transfer to the Buyer good and
marketable title to all Purchased
Assets, other than Sellers' Real
Estate, free and clear of all
encumbrances, liens, charges or other
restrictions of any kind.  Except for
those listed on Schedule 6.07,
Sellers have no outstanding contracts
or agreements with respect to or
affecting the Purchased Assets.  None
of the contracts or agreements listed
in Schedule 6.07 shall be binding
upon Buyer, unless listed in Schedule
3.01.

          6.08 Applicable Zoning and
Use.

          The existing operations of
the Ski Areas are permitted uses
within the zoning districts in which
they are located or otherwise
permitted under the USFS Permit and
other Licenses and Permits held by
Sellers.

          6.09 Litigation.

          Except as provided in
Schedule 6.09, there is no action,
suit, proceeding at law or in equity
by any person or entity, or any
arbitration or any administrative or
other proceeding by or before any
governmental or other instrumentality
or agency, pending, or, to Sellers'
knowledge, threatened, against either
of Sellers with respect to their
respective businesses or any of the
Purchased Assets.

          6.10 Warranty of Purchased
Assets.

          (a)  Except as provided in
Schedule 6.01(a), all of the
Purchased Assets to be purchased,
sold or otherwise transferred or
assigned pursuant to this Agreement,
are in good condition and repair,
ordinary wear and tear excepted, and
suitable for their intended use.

          (b)  Except as provided in
Schedule 6.01(b), all of the rights,
properties and assets utilized or
required by the Sellers in connection
with the ownership or operation of
the Purchased Assets or the Ski Areas
are included fully in the Purchased
Assets.

          6.11 Sellers Not "Foreign
Persons".

          Sellers are not "foreign
persons" as defined in Internal
Revenue Code (the "Code") Section
1445, and Sellers will execute and
deliver to Buyer at Closing an
affidavit in compliance with Code
Section 1445(b)(2).

          6.12 Taxes.

          Except as described in
Schedule 6.12, Sellers have timely
filed all tax returns, tax
information returns and reports
required to be filed through the
Closing Date which relate to the
Purchased Assets and have paid all
taxes and other charges which have
become due pursuant to such returns
and reports, or pursuant to any
assessment received by it, except for
any taxes the validity of which
Sellers may be contesting in good
faith in appropriate proceedings.
Sellers are not delinquent in the
payment of any tax assessment or
governmental charge which relates to
any of the Purchased Assets, no
deficiencies for any taxes which
relate to any of the Purchased Assets
have been proposed, threatened,
asserted or assessed against Sellers,
and no requests for waivers of the
time to assess or pay any such tax
are pending.  There are no tax liens
upon any of the Purchased Assets and
no such liens will arise as a result
of the transaction contemplated
hereby.  For the purposes of this
Agreement, the term "Tax" shall
include all federal, state, local and
foreign income, property, sales,
excise and other taxes of any nature
whatsoever.  Sellers have withheld
all required amounts from their
employees, agents, contractors, and
nonresidents and remitted such
amounts to the proper agencies and
have paid all employer contributions
and premiums in compliance with
applicable laws, including ERISA and
the Code.

          6.13 Contracts and
Commitments.

          Schedule 6.13 sets forth a
description of all contracts,
agreements and commitments of
Sellers, with respect to or affecting
the Purchased Assets.  Each executed
contract or commitment set forth in
Schedule 6.13 hereto is in full force
and effect and, except as set forth
in Schedule 6.13, the Sellers are not
in default under any such contract or
commitment.

          6.14 Intellectual Property.

          Attached as Schedule 1.07
is a list of Sellers' trademarks
(whether or not registered),
tradenames, servicemarks (whether or
not registered), copyrights (whether
or not registered), trademark and
service mark registrations (and
pending applications therefor).
Sellers have not granted any
outstanding licenses or other rights
to use any Intellectual Property
Rights, and Sellers are not liable,
nor have Sellers made any contract or
arrangement whereby it may become
liable, to any person for any royalty
or other compensation for the use of
any Intellectual Property Rights.
None of the rights of Sellers in, to
or under any Intellectual Property
Rights will be adversely affected by
the consummation of the transactions
contemplated hereby.  Use of the
Intellectual Property Rights in the
operation of the Ski Areas in the
manner conducted by Sellers prior to
the Closing will not infringe any
patent or copyright of any third
party, nor constitute a
misappropriation of the trade secrets
or other proprietary rights of any
third party.

          6.15 Employee Benefit
Plans.

          All of the pension,
retirement, profit sharing, savings,
stock option, severance, bonus,
fringe benefit, insurance or other
employee benefit plan or arrangement
of Sellers or applicable to their
employees is listed in Schedule 6.15.
Each of the above plans has been
operated and administered in
accordance with applicable laws,
including ERISA and the Code.

          6.16 Labor and Employee
Relations.

          There are no agreements
between any union, labor organization
or other bargaining agent in respect
of any employee of Sellers who is
employed in Sellers' operation of the
Ski Areas business ("Employee").  To
the best knowledge of the Sellers,
(i) there are no labor trouble,
dispute, grievance, strike or request
for union representation pending or
threatened and (ii) none of the
Sellers' management personnel have
given notice of resignation or
threatened to resign.  At the Closing
Date, all Employees will be free of
all employment obligations to Sellers
and will be free to become the
employees of Buyer if Buyer so
desires.

          6.17 Absence of Certain
Developments.

          Since the Balance Sheet
Date the Sellers each has conducted
its business only in the ordinary
course and has not:

          (a)  declared or paid any
dividend or otherwise declared, paid
or distributed to any shareholder any
property of any type or nature, other
than in cash, or purchased, redeemed,
or otherwise acquired or agreed to
purchase, redeem, or otherwise
acquire, any of its shareholders'
capital stock other than for cash
prior to the Closing;

          (b)  made any loans or
advances to, or guarantees for the
benefit of, any Person other than
guarantees shown on Schedule 6.13 to
be discharged at Closing;

          (c)  except as provided in
Schedule 6.17(c), increased the
annualized level of compensation of
or granted any bonuses, benefits or
other forms of direct or indirect
compensation to any employee,
officer, director, employee, agent or
consultant other than routine
increases in the ordinary course of
business, or increased any bonus,
percentage compensation, service
award or other like benefit, granted
made or agreed to for any such
officer, director, employee, agent
or consultant, or increased any
welfare, pension, retirement or
similar payment or arrangement made
or agreed to which is greater than
any such bonus, percentage
compensation, service award or other
like benefit or any welfare, pension
retirement or similar payment or
arrangement existing or made pursuant
to arrangements, agreements, or plans
existing at the Balance Sheet Date;

          (d)  experienced any theft,
damage, destruction or loss of or to
any property or properties owned or
used by it, whether or not covered by
insurance, adversely affecting the
properties or business of either
Seller;

          (e)  changed its accounting
methods or practices (including,
without limitation, any change in
depreciation or amortization methods,
policies, or rates or income
recognition methods);

          (f)  entered into, amended
or terminated any contract,
commitment, lease, license,
collective bargaining agreement,
employee benefit plan, or any other
material agreement, to which it is a
party, or by which it or any of its
assets or properties are bound,
except, in the ordinary course of
business;

          (g)  waived, canceled or
released any right, claim or debts,
except in the ordinary course of
business;

          (h)  except as provided in
Schedule 6.17(h), received notice of
any violation of any law, rule or
regulation, of any governmental
entity or agency;

          (i)  received any claim for
damages arising out of actual or
alleged negligence or other tort, or
breach of contract  not fully covered
by insurance;

          (j)  sold, assigned,
mortgaged, pledged, leased,
transferred, or disposed of any of
its assets, properties, or rights
(tangible or intangible) except in
the ordinary course of business
consistent with past practices;

          (k)  except the collateral
interests established in connection
with American Ski's acquisition of S-
K-I Limited, which are shown on
Schedule 6.13 as to be discharged at
Closing, mortgaged, pledged, or
subjected to any lien, charge, or
other encumbrance, any of its assets,
except liens for current property
taxes not yet due and payable;

          (l)  except as provided in
Schedule 6.17(l),  made any capital
expenditures or commitments therefor
that aggregate in excess of $100,000;

          (m)  revalued any of its
assets; or

          (n)  agreed to do any of
the things described in the preceding
clauses (a) through (m).


     6.18 Affiliate Transactions.

     Except as set forth in Schedule
6.18, neither of the Sellers has any
business relationship with any of
their affiliates.


     6.19 Financial Statements and
Related Matters.

     (a)  The Financial Statements
were prepared in accordance with
generally accepted accounting
principles consistently applied and
present fairly the financial position
and results of operations of Sellers
at the dates and for the periods
indicated therein.

     (b)  On the Balance Sheet Date,
Seller had no liability of any nature
(whether accrued, absolute,
contingent or otherwise) of the type
which should be reflected in balance
sheets (including the notes thereto)
prepared in accordance with generally
accepted accounting principles, which
was not fully disclosed, reflected or
reserved against in the  Balance
Sheet; and except for liabilities
which have been incurred since the
Balance Sheet Date in the ordinary
and regular course of the business of
the Ski Areas or which are set forth
in Schedule 6.19, since the Balance
Sheet Date, Sellers have not incurred
any liability of any nature (whether
accrued, absolute, contingent or
otherwise).

     (c)  "Financial Statements"
shall mean the financial statements
for WVSAL and CI for the twelve
months ended April 28, 1996.  The
"Balance Sheet Date" shall be April
28, 1996.  The "Balance Sheet" shall
be the balance sheet contained in the
Financial Statements.



ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF
BUYER

     Buyer hereby represents and
warrants to Sellers as follows:

          7.01 Corporate
Organization.

          Buyer is a corporation duly
organized, validly existing and in
good standing under the laws of
Delaware with full power and
authority to own or lease its
property and to carry on its
businesses as now conducted.
          7.02 Authorization of
Agreement.

          The execution and delivery
of this Agreement and the Related
Agreements by Buyer and the
performance by Buyer of the
obligations to be performed hereunder
and thereunder have been duly
authorized by all necessary and
appropriate action by the directors
of Buyer and no shareholder approval
is required in connection therewith.
The execution and delivery of this
Agreement and the Related Agreements
and the consummation of the
transactions contemplated hereby and
thereby do not and will not conflict
with or result in a breach of, or
constitute a default under, the terms
and conditions of Buyer's Certificate
of Incorporation, By-Laws, any court
or administrative order or process by
which Buyer is bound, any agreement
or instrument to which Buyer is a
party or by which any is bound, or
any statute or regulation of any
governmental agency.  This Agreement
and the Related Agreements are the
valid and binding obligations of
Buyer, enforceable in accordance with
their terms, subject to equitable
principles and applicable bankruptcy
and other creditors' rights, laws,
regulations and rulings.

          7.03 Regulatory Approvals.

          Except as described in
Section 6.04 to Buyer's knowledge no
consents, approvals, authorizations
and other requirements prescribed by
any law, rule or regulation are
required to be obtained or satisfied
by Buyer in connection with the
execution, delivery or performance by
Buyer of this Agreement or any
documents to be executed and
delivered by Buyer in connection
herewith.  Buyer will make an
application as expeditiously as
possible to the United States Forest
Service to have the USFS Permit
reissued to Buyer in lieu of WVSAL
and to all other governmental
agencies and authorities required in
order to effect the transfer or
reissuance of the Licenses and
Permits described in Section 6.04.

ARTICLE VIII

CONDITIONS PRECEDENT TO CLOSING
BY BUYER ON THE CLOSING DATE

     The obligations of Buyer to
consummate the transactions
contemplated by this Agreement are
subject to the satisfaction of each
of the following conditions precedent
being satisfied on or before the
Closing Date, subject to the right of
Buyer to waive any one or more of
such conditions:

          8.01 Closing Documents.

          Sellers shall have
delivered or caused to be delivered
to Buyer, or Buyer shall have
otherwise received, on or before the
Closing Date, in a form reasonably
satisfactory to Buyer:

               (a)  Consents, waivers
and authorizations of any Person to
the Assumption of the Assigned
Contracts and other Purchased Assets
by Buyer and to the transactions
contemplated by this Agreement,
except for the USFS Permit and the
Assigned Permits, for which provision
is made in Section 8.04.

               (b)  Deeds to Buyer
conveying good and clear record and
marketable title to the Sellers' Real
Estate, free and clear of any liens
or encumbrances except as described
in Schedules 1.01(a) through 1.01(c)
and except for those leases,
licenses, or occupancy agreements or
other instruments which have been
assumed by the Buyer as Assumed
Liabilities.

               (c)  An owner's or
leasehold title insurance policy,
issued at Buyer's expense, dated the
Closing Date on such ALTA Forms as
are reasonably acceptable to Buyer
and its counsel with coverage
identical in all respects to the
title coverage described in Schedules
1.01(a) through 1.01(c), covering the
Sellers' Real Estate, and Sellers
shall have provided all statements,
affidavits, certificates, surveys
(which surveys shall be at Buyer's
expense) and indemnity agreements,
which are customarily required of
sellers by title insurance companies
in order for the title insurance
company to provide Buyer with each of
the title insurance policies (and
related endorsements) described in
this Agreement.

               (d)  Bills of Sale
conveying all Purchased Assets to
Buyer duly executed by Sellers
(Sellers and Buyer hereby agreeing
that neither the representations and
warranties nor the rights and
remedies of any party hereunder shall
be deemed to be enlarged, modified or
altered in any way by such Bills of
Sale);

               (e)  Certified copies
of the resolutions adopted by
Sellers' Board of Directors (and
stockholders where required)
authorizing the sale of the Purchased
Assets to Buyer in accordance with
this Agreement and Sellers' execution
and delivery of this Agreement;

               (f)  An affidavit,
under penalty of perjury, indicating
Seller's United States taxpayer
identification number and stating
that Sellers are not a foreign
person, in a form sufficient to
exempt Buyer from the withholding
provisions of Section 1445 of the
Code; and

               (g)  A good standing
certificate from the State of New
Hampshire of recent date for WVSAL, a
good standing certificate of recent
date from the State of Maine for CI,
and incumbency certificates of
Sellers, together with a certified
copy of each Sellers' Certificates of
Incorporation and By-Laws.

               (h)  An opinion of
counsel to Sellers in form and
substance acceptable to Buyer's
counsel.

               (i)  An Agreement to
be entered into by Buyer, Sellers and
American Ski relating to the certain
administrative and services to be
provided to Buyer on a transition
basis, which services shall relate,
without limitation, to the Smart
Ticket Technology, the AS 400 System
and Ski Areas' Reservation Systems.

               (j)  Within seven (7)
business days after the date hereof,
Buyer shall be, in its reasonable
judgment, satisfied with the
management of the Sellers, including
their willingness to be employed by
Buyer after the Closing.

          8.02 Failure to Deliver the
Purchased Assets by the Closing Date.

          If Sellers are unable to
deliver the Purchased Assets in
accordance with terms and conditions
of this Agreement and in a condition
substantially similar to their
condition as of the date hereof on
the Closing Date because of damage by
fire or casualty, then Buyer shall
have the right to terminate this
Agreement at any time thereafter.

          8.03 Litigation and
Regulatory Action.

          No litigation or regulatory
action shall have been filed or
brought against Sellers or the
Purchased Asset which forbids or
restricts the transactions
contemplated hereby.

          8.04 Permits and Licenses.

          Sellers shall have
delivered or caused to be delivered
to Buyer, or Buyer shall have
otherwise received, on or before the
Closing Date, in a form reasonably
satisfactory to Buyer:

               (a)  All necessary
USDOJ approvals of Buyer and the
transaction contemplated hereby under
the Consent Decree.

               (b)  Reissuance of the
USFS permit to Buyer upon Buyer's
application therefor, Buyer hereby
agreeing to exercise its best efforts
to obtain such reissuance.

               (c)  All necessary
agreements, waivers, authorizations
and consents to the assignments or
reissuances of all Assigned Permits,
and all other consents, approvals,
transfers and reissuances of Licenses
and Permits required in the operation
of the Ski Areas or in connection
with the Purchased Assets.

          8.05 Other Documents.

               All such other
documents as are required to be
delivered in connection with the
consummation of this transaction by
Sellers hereunder or as Buyer or its
counsel may reasonably request to
carry out the purpose of this
Agreement have been so delivered.



ARTICLE IX

CONDITIONS PRECEDENT TO CLOSING BY
SELLERS ON THE CLOSING DATE

     The obligations of Sellers to
consummate the transactions
contemplated by this Agreement are
subject to the satisfaction of each
of the following conditions precedent
being satisfied on or before the
Closing Date, subject to the right of
Sellers to waive any one or more of
such conditions:

          9.01 Compliance.

          The representations and
warranties of Buyer contained in this
Agreement or in any of the Schedules
attached hereto or in any agreement
or document delivered in connection
herewith shall be true and correct in
all material respects on and as of
the Closing Date as if made on and as
of the Closing Date.  The Buyer shall
have performed and complied with all
of its obligations and covenants
required to be performed or complied
with on or before the Closing Date.

          9.02  Closing Documents.

          Buyer shall have delivered
to Sellers, in a form reasonably
satisfactory to counsel for Sellers:

               (a)  certified copies
of the resolutions adopted by Buyer's
Board of Directors (and stockholders
where required) authorizing the
purchase of the Purchased Assets from
Sellers in accordance with this
Agreement and Buyer's execution and
delivery of this Agreement;
               (b)  an assumption
agreement or agreements in form
acceptable to Sellers with respect to
the Assumed Liabilities;

               (c)  the promissory
note required pursuant to Section
4.01(a)(ii) hereof and to the extent
applicable, such mortgages, security
agreements, collateral assignments
and other documents and agreements,
in form and substance satisfactory to
Sellers, as may be required by
Sellers to establish and perfect the
mortgage liens, security interests
and collateral assignments described
in Section 4.03(b) hereof; and

               (d)  such other
documents and certificates as are
contemplated hereby or as Sellers or
their counsel may reasonably request.

               (e)  an opinion of
Buyer's counsel in form and substance
acceptable to Seller's counsel.

          9.03 Payment of Money.

          Buyer shall have paid the
cash portion of the Purchase Price to
the Sellers as provided in Section
4.03.



ARTICLE X

COVENANTS OF SELLERS AS TO INTERIM
OPERATION

     Sellers hereby covenant and
agree with Buyer as follows:

          10.01     Conduct of
Business.

          From the date hereof to the
Closing Date, Sellers will carry on
its Ski Area businesses and
activities in substantially the same
manner as they have previously been
carried out, in the ordinary course
of business, and will not employ
methods of manufacture, purchase,
sale, lease, management, accounting,
or operation that vary from those
methods used by Sellers outside of
the ordinary course of business
consistent with past practices
recognizing that American Ski has
owned WVSAL since only June 28, 1996.
Without limiting the foregoing except
as specifically contemplated in this
Agreement, from the date of this
Agreement to the Closing, Sellers
will:

               (a)  not engage in any
transaction which would be
inconsistent with any representation,
warranty or covenant of Sellers set
forth herein or which would cause a
breach of any such representation,
warranty or covenant;

               (b)  except as
provided on Schedule 10.01(b) and in
the ordinary course of business, not
sell, transfer, convey, assign,
lease, license or otherwise dispose
of any of the Purchased Assets;

               (c)  not mortgage,
pledge, subject to a lien, or grant a
security interest in, or otherwise
encumber, any of the Purchased
Assets;

               (d)  use reasonable
efforts (without making any
commitments on behalf of Buyer) to
keep its business organizations
intact, keep available its present
employees and to preserve its present
relationships with customers,
suppliers, employees and others
having business relationships with
Sellers;

               (e)  not cause a
breach of any contract or commitment,
collective bargaining agreement,
employee benefit plan, or any other
material agreement to which either
Seller is a party, or by which it or
any of its assets or properties are
bound;

               (f)  not violate or
fail to comply with laws applicable
to it or its properties or business;

               (g)  furnish within
fifteen (15) days after the end of a
fiscal month an unaudited
consolidated balance sheet and income
statement of the Sellers for such
period, each such balance sheet and
income statement to be prepared in a
manner consistent with the
preparation of the Financial
Statements (subject to normal year-
end adjustments);

               (h)  not amend,
change, terminate or otherwise modify
any lease, contract, agreement or
commitment other than in the ordinary
course of business;

               (i)  not enter into,
or become obliged under,  any
contract, agreement, lease or other
commitment relating to the Ski Areas,
other than any contract, agreement,
lease or other commitment having a
term of one (1) year or less and
involving a payment by or to either
Seller of less than $25,000 which is
entered into in the ordinary course
of business;
               (j)  not commit any
act or permit the occurrence of any
event or the existence of any
condition of the type described in
clauses (a) through (n) of Section
6.17 hereof;

               (k)  upon obtaining
knowledge of the existence of any
matter specific to Sellers' business
or the Purchased Assets that could
reasonably likely result in a
diminution of the Purchased Assets
and or the business of Sellers and or
the Ski Areas , the Sellers shall
promptly inform Buyer of such matter;

               (l)  agree not to do
any of the acts listed above (other
than pursuant to clauses (d), (g) and
(k) or under the circumstances
specified above).

          10.02     Risk of Loss.

          Sellers shall bear the risk
of loss, damage or destruction with
respect to the Purchased Assets from
any casualty until the successful
consummation of the sale and purchase
of the Purchased Assets on the
Closing Date.  In the event of any
such loss, damage or destruction, the
proceeds of any claim for any loss
payable under any insurance policy
covering such loss shall be payable
to Sellers.  In the event of any such
material loss or damage, Sellers
shall specify in writing to Buyer
with particularity the loss or damage
incurred, the cause thereof, if known
or reasonably ascertainable, and the
extent to which restoration,
replacement and repair of the
Purchased Assets lost or destroyed
will be reimbursed under any
insurance policy with respect
thereto.  Buyer's right to terminate
this Agreement in such circumstances
shall be governed by Section 8.02 of
this Agreement.  To the extent that
Buyer determines not to terminate
this Agreement, it shall be entitled
to any insurance proceeds provided
with respect to such loss to the
extent not used by Sellers to restore
the Purchased Assets.

          10.03     Access to
Information.

          From the date hereof to the
Closing Date, Sellers will afford to
the representatives of Buyer,
including its counsel, auditors, and
potential lenders and other sources
of financing to Buyer, during normal
business hours, access to any and all
of the Purchased Assets to the end
that Buyer may have a reasonable
opportunity to make such a full
investigation of the Purchased Assets
and of Sellers' Ski Area businesses
in advance of the Closing Date as it
shall reasonably desire, and the
officers of Sellers will confer with
representatives of Buyer and will
furnish to Buyer, either orally or by
means of such records, documents, and
memoranda as are available such
information as Buyer may reasonably
request, and Sellers will furnish to
Buyer's auditors all consents and
authority that they may reasonably
request in connection with any
examination by Buyer.
          10.04     Consent of Third
Parties.

          Sellers shall use their
best efforts to obtain, as soon as
practicable after the date hereof,
but in any event prior to the Closing
Date, the consent in writing of all
necessary persons to the transactions
contemplated by this Agreement,
including but not limited to any and
all governmental authorities as set
forth in Section 6.04; provided,
however, that the parties hereto
understand and agree that, with
respect to those authorities which
require the reissuance of permits to
Buyer such as the USFS and the State
Liquor Commission, Buyer must
initiate the application process for
reissuance and Sellers shall be
deemed to be using its "best efforts"
to the extent that it provides all
cooperation which Buyer reasonably
requests.

          10.05     Insurance
Coverage.

          Existing insurance
coverages for the Purchased Assets
shall be maintained in effect by
Sellers between the date hereof and
the Closing Date.

          10.06     Maintenance of
Purchased Assets.

          At all times from the
execution of this Agreement to the
Closing Date, Sellers agree to
maintain the Purchased Assets in good
operation, condition and repair,
except for ordinary wear and tear.
Sellers shall (i) not alter,
disassemble or remove any Purchased
Assets from the Property or take any
other action in connection with the
Purchased Assets which is
inconsistent with the transactions
contemplated by this Agreement
(except for removal of lift towers
resulting from the shortening of the
High Country lift) and (ii) maintain
in full force and effect any and all
contracts, permits and licenses which
are Purchased Assets or Assumed
Liabilities. Sellers shall notify
Buyer promptly of any material change
in the condition of the Purchased
Assets.

          10.07     No Solicitation;
Break-Up Fee.

          (a)  Sellers shall not
invite proposals concerning, or
entertain, solicit, encourage,
cooperate with or facilitate (by way
of furnishing information, or
otherwise) or accept or discuss any
inquiries or proposals (other than
the transaction contemplated hereby)
from any Person for the acquisition
of the stock, assets or business of,
either Seller or the Ski Areas or any
proposed business combination or
other extraordinary business
transaction involving either Seller
or the Ski Areas (any such
individually or collectively shall be
herein referred to as a "Company
Sale").  The Sellers and their
respective officers, directors,
representatives, agents and
affiliates immediately shall cease
and cause to be terminated all
existing discussions, conversations,
negotiations and other communications
with any Persons heretofore conducted
with respect to any of the foregoing.

          (b)  If in breach this
Agreement Sellers terminate or
abandon this Agreement in connection
with, as a result of, or at a time in
which there exists a proposal of a
Company Sale made to the Sellers or
American Ski, or either Sellers or
American Ski accept any such Company
Sale proposal and within one (1) year
of such termination or abandonment
either Seller, American Ski or its
stockholders shall consummate or
agree to consummate a Company Sale
with a third party, then the Sellers
shall promptly pay to Buyer a fee
equal to excess of the purchase price
received in such third party sale
over the Purchase Price.

          10.08     Further
Assurances.

          From and after the Closing
Date, Sellers shall execute and
deliver to Buyer all such further
assignments, endorsements and other
documents as Buyer may reasonably
request for the purpose of effecting
transfer of Sellers' title to the
Purchased Assets and/or carrying out
the provisions of this Agreement.

ARTICLE XI

INDEMNIFICATION


          11.01     Indemnification
By Sellers and American SKI.

           Subject to the provisions
of Sections 11.03 through 11.06
hereof, Sellers and American SKI
shall, jointly and severally,
indemnify and hold Buyer harmless
from and against all losses,
liabilities, costs and expenses,
including reasonable attorneys' fees,
actually suffered, incurred, paid or
required under penalty of law to be
paid by Buyer  (collectively referred
to as "Buyer's Damages") resulting in
whole or in part from (i) any breach
or violation of this Agreement by
Sellers, (ii) any inaccuracy in or
breach of any representation,
warranty or covenant made by Sellers
herein or in the Schedules attached
hereto; (iii) any inaccuracy or
misrepresentation in the Schedules
attached hereto or in any
certificate, document, instrument or
affidavit delivered by Sellers in
accordance with the provisions of
this Agreement; and (iv) any and all
claims, debts, liabilities, taxes and
other obligations of Sellers or the
Ski Resorts whether accrued,
absolute, contingent or otherwise,
not expressly agreed to be assumed or
undertaken by the Buyer pursuant to
Section 3.01 of this Agreement.

          11.02     Indemnification
By Buyer.

               Subject to the
provisions of Sections 11.03 through
11.06 hereof, Buyer shall indemnify
and hold Sellers harmless from and
against all losses, liabilities,
costs and expenses, including
reasonable attorneys' fees, actually,
suffered, incurred, paid or required
under penalty of law to be paid by
Sellers (collectively referred to as
"Sellers' Damages") resulting in
whole or in part from (i) any breach
or violation of this Agreement by
Buyer, (ii) any inaccuracy in or
breach of any representation,
warranty or covenant made by Buyer
herein or in the Schedules attached
hereto; (iii) any inaccuracy or
misrepresentation in the Schedules
attached hereto or in any
certificate, document, instrument or
affidavit delivered by Buyer in
accordance with the provisions of
this Agreement; and (iv) any and all
claims, debts, liabilities, taxes and
other obligations assumed by Buyer
pursuant to Section 3.01 of this
Agreement.

          11.03     Notification of
Claim.
               The party seeking
indemnification (the "Indemnitee"),
upon obtaining knowledge of any claim
or demand which has given rise to, or
could reasonably give rise to, a
claim for identification hereunder,
shall in writing  notify the other
party (the "Indemnitor") of such
claim, shall provide the Indemnitor
with a copy of such claim or other
documents received, and shall
otherwise make available to the
Indemnitor all relevant information
material to the defense of such claim
and within the Indemnitee's
possession.  Subject to the
limitations set forth in Section
11.05, no failure or delay by the
Indemnitee in the performance of the
foregoing shall reduce or otherwise
affect the obligation of the
Indemnitor to indemnify and hold the
Indemnitee harmless, except to the
extent that such failure or delay
shall have adversely affected
Indemnitor's ability to defend
against, settle or satisfy any
liability, loss, damage, expense,
claim or demand for which Indemnitee
is entitled to indemnification
hereunder.  If the claim or demand
set forth in the notice given by
Indemnitee is a claim or demand
asserted by a third party, Indemnitor
shall have thirty (30) days after
receipt of such notice to notify
Indemnitee in writing of its election
to defend, at its sole cost and
expense, against such claim, either
in its own name or in the name of the
Indemnitee, as may be required, and
the Indemnitee, at its sole cost and
expense, shall have the right to
participate in such defense.  If
Indemnitor elects to defend such
third party claim or demand, the
Indemnitor shall have the right to
settle any such claim, except where
such settlement would have an adverse
effect on the Indemnitee in which
case the Indemnitor shall have the
right to settle any such claim only
after obtaining the written consent
of Indemnitee thereto.  If the
Indemnitor elects not to defend such
third party claim or demand or does
not defend such third party claim or
demand in good faith, the Indemnitee
may, at Indemnitor's expense, elect
to defend such third party claim or
demand; provided, however, that
Indemnitee shall not have any
obligation to participate in the
defense of or defend any such third
party claim or demand and
Indemnitee's defense of or
participation in the defense of any
such third party claim or demand
shall not in any way diminish or
lessen the obligations of Indemnitor
under the agreements of
indemnification set forth herein.
The Indemnitor shall have the right
to provide a defense under a
reservation of rights regarding
entitlement to indemnity.  The
Indemnitee shall not settle or
compromise the claim unless (a) it
shall first obtain the written
consent of the Indemnitor, (b) suit
shall have been instituted against
the Indemnitee and the Indemnitor
shall have failed, after the lapse of
a reasonable time (not to exceed 20
days) after written notice to it of
such suit, to take action to defend
the same, or (c) Indemnitor shall
have failed to notify Indemnitee in
writing of its intention to contest
the claim within twenty (20) days
after the above notice from
Indemnitee to Indemnitor.

          11.04     Buffer.

               Except as provided in
the following two sentences,
notwithstanding anything to the
contrary contained hereinabove in
this Article XI, no claims for
indemnification shall be made by one
party against the other except to the
extent that all such claims by one
party for the other party's payment
of indemnification claims hereunder
shall aggregate in excess of Five
Hundred Thousand Dollars
($500,000.00), whereupon such parties
shall be entitled to indemnification
hereunder for indemnification claims
for all losses, damages or expenses
suffered in excess of such amount.
The provisions of the immediately
preceding sentence shall not apply
with respect to any Buyer's Damages
arising from a breach by the Sellers
of the representations set forth in
Sections 6.05 and 6.12 of this
Agreement or a breach by Sellers of
the provisions of Section 3.01 of
this Agreement.  The Buyer shall be
entitled to indemnification hereunder
from the Sellers and American Ski for
one-half of all Buyer's Damages
arising from a breach by the Sellers
of the representation set forth in
Section 6.05 of this Agreement
without regard to (a) the unlimited
scope of the indemnity described in
Section 11.01, or (b) the $500,000
threshold set forth above.

          11.05     Time Limitations.

               No claim may be
asserted under this Article XI after
the lapse of twelve (12) months from
the Closing Date, except (a) any
claim arising from a breach of the
representation, warranties and
covenants set forth in Section 6.12
hereof, in which case Buyer shall not
be entitled to assert any right of
indemnification after the expiration
of the statute of limitations
(including any extensions thereof)
imposed by the Code, or any other
applicable law with respect to
foreign, federal or state tax
liability of Sellers for all taxable
years or periods ending on or prior
to the Closing Date, (b) any claim
arising from a breach of the
warranty, representation and
covenants contained in Section 6.05
hereof, in which case Buyer shall be
entitled to assert any
indemnification claim relating
thereto at any time prior to the
three year anniversary of the Closing
Date, and (c) if there shall then be
pending any dispute, claim,
proceeding or action at the end of
the twelve (12) month period from the
Closing Date or, in the case of
indemnification claims arising from
Sections 6.12 or 6.05 hereof, at the
expiration of the applicable statute
of limitations or at the time of the
three year anniversary of the Closing
Date, respectively, in which case
Buyer shall continue to have the
right to be indemnified with respect
to such indemnification, dispute,
claims, proceeding or action.

          11.06     Limitation.

               Anything in this
Article XI to the contrary
notwithstanding, the Sellers shall
not be liable to the Buyer under
Section 11.01 or otherwise for any
loss, cost, damage or expense of the
Buyer arising after the Closing and
arising from the continuation by the
Buyer of any course of dealing or non-
compliance with law or other
commitments practiced by the Sellers
prior to the Closing, whether or not
the Sellers' description thereof and
this Agreement and the Schedules
attached hereto constituted a breach
of a representation or warranty.

          11.07 Mitigation of
Damages.

               The Buyer and the
Sellers shall be obligated to take
all reasonable steps consistent with
sound business practices (as
determined by Buyer or Sellers in its
or their reasonable discretion)
necessary to mitigate their losses,
costs, damages and expense, and
nothing in this Article XI shall
excuse Buyer or Sellers from such
obligation to mitigate such loss,
cost, damage or expense.





          11.08     Intentional
Misrepresentations.

               Nothing contained in
the foregoing provisions shall
relieve any officer, member,
shareholder, or director of Buyer or
Sellers of any liability which it may
have on account of the delivery by
one party hereto to the other party
of any certificate required to be
delivered by any party hereto under
the terms hereof which said
certificate is untrue in any respect
and which is at the Closing known by
such person executing and delivering
the same to be untrue.

ARTICLE XII

TERMINATION

          12.01     Termination.

          This Agreement may be
terminated at any time prior to
Closing:

               (a)  By the mutual
written consent of Buyer and Sellers;

               (b)  By Buyer, upon
written notice to Sellers, if the
Closing Date has not occurred on or
before October 31, 1996 (which date
shall be automatically extended to
November 27, 1996 to the extent
necessary to satisfy the condition
precedent set forth in Section 8.04
hereof),  or such later date as the
parties may agree in writing,
provided that the Buyer is not in
breach or default under this
Agreement;

               (c)  By Sellers, upon
written notice to Buyer, if the
Closing Date has not occurred on or
before October 31, 1996  (which date
shall be automatically extended to
November 27, 1996 if so extended
under clause (b) of this Section
12.01), or such later date as the
parties may agree in writing,
provided that the Sellers are not in
breach or default under this
Agreement;

               (d)  By Sellers or
Buyer pursuant to Section 4.01(a);

               (e)  By Buyer pursuant
to Section 8.02 hereof;

provided, however, that no party
shall have the right to terminate
this Agreement unilaterally if the
event giving rise to such right is
primarily attributable to such party
or to any affiliated party, and,
provided further, that the party
terminating this Agreement shall give
notice of its election to terminate
and shall specify in such notice the
reason(s) therefor.

          12.02     Effect of
Obligations.

               Termination of this
Agreement pursuant to this Article
shall terminate all obligations of
the parties hereunder, except for the
obligations under Sections 4.02,
10.07, 13.02 and 13.15 and the Escrow
Agreement.

          12.03     Waiver.

               At any time prior to
the Closing, any party hereto may (a)
extend the time for performance of
any of the obligations or other acts
of any other party hereto or (b)
waive compliance with any of the
agreements of any other party or with
any conditions to its own
obligations, in each case only to the
extent such obligations, agreements
and conditions are intended for its
benefit.


ARTICLE XIII

MISCELLANEOUS

          13.01     Consents to
Assignment by Third Parties.

          This Agreement shall not
constitute an agreement to assign any
asset, claim, contract, permit,
franchise, license or similar
agreement or right if any attempted
assignment of the same without the
consent of the other party thereto
would constitute a breach thereof or
in any way affect the rights of
Sellers or Buyer thereunder.

          13.02     Confidentiality.

          Buyer acknowledges that in
the course of preparing this
Agreement, Buyer has obtained
information concerning the business
of Sellers which is of a confidential
and/or proprietary nature (the
"Confidential Information").  Buyer
(including the directors, officers,
employees and agents thereof) agrees
to retain in confidence and not to
disclose any of the Confidential
Information of Sellers to any third
party (other than Buyer's advisors,
counsel, accountants and potential
financing sources) and if this
Agreement is terminated and the
transactions contemplated hereby are
not concluded, to promptly return all
such Confidential Information to
Sellers and not retain or use any
Confidential Information or copies
thereof for any purpose, except as
disclosure may be required by law or
government regulation or order or
regulatory process or unless the
information sought to be disclosed or
used (i) is publicly known as of the
date hereof or becomes publicly known
though no fault of Buyer, or (ii) is
lawfully received by Buyer from a
third party not bound in a
confidential relationship to any
party whose confidential information
is to be protected hereunder.

          13.03     Brokers.

          Each of Buyer and Sellers
represents and warrants to the other
that they have not engaged any
brokers and there are no brokerage or
finders' fees payable in connection
with the transactions contemplated
hereby resulting from any actions
taken by them.

          13.04     Representations
and Warranties.

          Sellers and Buyer hereby
agree that statements made in the
Schedules attached hereto and the
certificates delivered in connection
herewith shall be representations and
warranties for purposes of this
Agreement.  The representations and
warranties made in this Agreement
shall only survive the Closing to the
extent specifically described herein.

          13.05     Further
Assurances.

          From and after the Closing
Date, upon the reasonable request of
Buyer from time to time, and at
Buyer's expense, Sellers shall
execute and deliver all documents,
make all rightful oaths, testify in
any proceedings and do all other acts
which may be reasonably necessary or
desirable in the opinion of Buyer to
protect or defend the right, title or
interest of Buyer in and to the
Purchased Assets.

          13.06     Tax Matters.

          The aggregate purchase
price for the Purchased Assets paid
by Buyer in accordance with this
Agreement will be allocated among the
Purchased Assets by Buyer and Sellers
in accordance with Section 1060 of
the Code and the regulations
thereunder, as set forth in Schedule
13.06 attached hereto.  Buyer and
Sellers covenant and agree that the
Buyer and Sellers shall each timely
file (with the appropriate Internal
Revenue Service) Form 8594 in
substantially the form attached to
Schedule 13.06.  The covenants and
agreements of the Buyer and Sellers
set forth in this Section shall
survive the Closing and shall
continue so long as the Buyer or
Sellers (as the case may be) is
obligated under the Internal Revenue
Code of 1986, as amended or the
regulations or rulings promulgated
thereunder, to file Form 8594,
including any Supplemental Statement
under Part IV of Form 8594.  Buyer
and Sellers will furnish each other
with a copy of the purchase price
allocation information they submit to
the Internal Revenue Service, in
connection with the filing of their
fiscal 1996 federal income tax
returns. [Subject to review].

          13.07     Amendment.

          This Agreement may not be
amended except by written agreement
of Sellers and Buyer.

          13.08     Governing Law;
Severability.

          This Agreement shall be
construed in all respects in
accordance with, and governed by, the
internal laws (as opposed to
conflicts of laws provisions) of
Maine.  If any provision, clause or
part of this Agreement, or the
application thereof under certain
circumstances, is held invalid, the
remainder of this Agreement, or the
applications of each provision,
clause or part under other
circumstances, shall not be affected
thereby.

          13.09     Retention of
Books and Records.

          Buyer and Sellers shall
retain for a period of three (3)
years from the Closing all of their
books and records (including such
records as may be stored in computer
databases) relating to the Purchased
Assets.  During such three-year
period, each party will make such
books and records available to the
other for purposes of inspection and
copying, upon a proper purpose being
stated.  If any party requires the
original of any document in
possession of the other, such party
shall provide the same, if available,
subject to the providing party's
right to inspect and copy it.  Each
party will have the right to destroy
such books and records at any time
after the end of such three-year
period; provided, however, that it
shall give written notice to the
other party prior to the time it
intends to destroy such books and
records so that if the other party
wishes to take possession of all or
some part of such books and records
it may do so, at its expense.

          13.10     Waiver.

          The failure of Sellers or
Buyer to insist, in any one or more
instances, upon performance of any of
the terms or conditions of this
Agreement, shall not be construed as
a waiver or relinquishment of any
rights granted hereunder or the
future performance of any such term,
covenant or condition.

          13.11     Headings.

          The descriptive headings in
this Agreement are inserted for
convenience only and do not
constitute a part of this Agreement.

          13.12     Counterparts.

          This Agreement may be
executed in any number of
counterparts, and each such
counterpart hereof shall be deemed to
be an original instrument, but all
such counterparts together shall
constitute but one agreement.

          13.13     Notices.

          Any notice to be given
hereunder shall be given in writing
and delivered or mailed by registered
or certified mail, return receipt
requested, in the case of Sellers,
to:

    American Skiing Company
    Sunday River Access Road
    P.O. Box 450
    Bethel, ME 04217
    Attention: Michael Krongel
with a copy to:

     Christopher E. Howard, Esq.
     Pierce Atwood
     One Monument Square
     Portland, ME  04101

and, in the case of Buyer, to

     Booth Creek Ski Acquisition
Corp.
     1000 South Frontage Road, Suite
100
     Vail, CO  81657
     Attention: George N. Gillett,
Jr.

with a copy to:

     Bruce A. Toth, Esq.
     Winston & Strawn
     35 West Wacker Drive
     Chicago, IL  60601-9703

or to such other address as Sellers
or Buyer may designate by notice in
writing to the other, provided that
no party may designate that notices
be sent to more than two locations at
any particular time.

          13.14     Benefit.

          This Agreement may not be
transferred, assigned, pledged or
hypothecated by any party hereto
without the prior written consent of
the other parties hereto other than
by Buyer to financing sources.  Upon
prior written consent being obtained,
this Agreement shall be binding upon
and shall inure to the benefit of the
parties hereto and their respective
successors and assigns.

          13.15     Expenses.

          Subject to the provisions
of Section 10.07, all expenses
incurred by, on behalf of, or for the
benefit of Sellers or Buyer in
connection with the closing of
transactions contemplated hereby,
including without limitation,
engineering, legal, advisory,
investment banking and accounting
fees, shall be the responsibility of
and for the account of the party or
parties who ordered or for whose
benefit the particular service or
particular expense was incurred.

          13.16     Public
Announcement.

          Except as required by law,
prior to the Closing Date, no public
announcement of the transactions
contemplated hereby shall be made by
way of press release, disclosure to
the trade or otherwise, except as
mutually agreed upon by the parties
hereto.  Sellers may inform the
citizens of the Towns of Waterville
Valley and North Conway of the
existence of the Agreement and the
identity of Buyer.

          13.17     Third Party
Beneficiaries.

          Each party hereto intends
that this Agreement shall not benefit
or create any right or cause of
action in or on behalf of any person
other than the parties hereto or
their permitted assigns.

          13.18     Entire Agreement.

          This Agreement and the
related closing documents executed
and delivered in connection herewith
constitute the entire agreement
between Sellers and Buyer with
respect to the transactions
contemplated hereby, superseding all
prior understandings and agreements
among Sellers and Buyer with respect
to the subject matter hereof.

          13.19     Solicitation of
Employees.

          None of the Sellers or
American SKI will prior to June 30,
1997 solicit for hire or hire any
individual employed as of the date of
this Agreement by either of the
Sellers or subsequently employed by
either of the Sellers.


          13.20     Collection of
Accounts Receivable.

          Sellers and Buyer shall
each cooperate in the other's
attempts and efforts to collect the
accounts receivable belonging to such
party under the terms of this
Agreement.  Upon receipt by either
Seller or American Ski of any
payments of the accounts receivable
which constitute Purchased Assets
under Section 1.10 hereof, whether
such payments were received prior to
or after the Closing, Sellers and
American Ski shall transfer such
payments to Buyer.  Upon receipt by
Buyer of any payments of the accounts
receivable which constitute Excluded
Assets under Section 2.02 hereof,
Buyer shall transfer such payments to
Sellers.



     IN WITNESS WHEREOF, the
undersigned have caused this
Agreement to be executed under seal
as of the day and year first above
written.

BOOTH CREEK SKI ACQUISITION CORP.


By:

Its:


WATERVILLE VALLEY SKI AREA, LTD.


By:

Its:


AMERICAN SKIING COMPANY


By:

Its:


CRANMORE, INC.


By:

Its: